UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

AMERICAN AIRLINES GROUP INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on June 3, 2015.

AMERICAN AIRLINES GROUP INC.

Meeting Information

Meeting Type: Annual Meeting

For holders as of : April 6, 2015

Date: June 3, 2015 Time: 9:00 am, local time

Location:

Latham & Watkins LLP

885 Third Avenue

New York, NY 10022

AMERICAN AIRLINES GROUP INC.

4333 AMON CARTER BLVD.

FORT WORTH, TX 76155

We are sending you this communication because you hold shares in American Airlines Group Inc.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials, which contain important information. You may view the complete proxy materials online at www.proxyvote.com or easily request a paper copy by following the instructions on the reverse side of this notice.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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How to Before Access the You Proxy Vote Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, JUNE 3, 2015 PROXY STATEMENT ANNUAL REPORT TO SECURITYHOLDERS FORM OF PROXY

How to View Online:

Note the information that is printed in the box marked by the arrow ?XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. We will provide a copy of these documents at no cost to you. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ?XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 20, 2015 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please see the section entitled “The Meeting” in the Proxy Statement for directions to be able to attend the Annual Meeting and vote in person. At the Annual Meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote FOR the following proposals, all of which are proposed by American Airlines Group Inc.

1. A proposal to elect 11 directors to serve until the 2016 Annual Meeting of Stockholders of American Airlines Group Inc. and until their respective successors have been duly elected and quali?ed.

Nominees are:

1a. James F. Albaugh 1b. Jeffrey D. Benjamin 1c. John T. Cahill 1d. Michael J. Embler 1e. Matthew J. Hart 1f. Alberto Ibargüen 1g. Richard C. Kraemer 1h. Denise M. O’Leary 1i. W. Douglas Parker 1j. Ray M. Robinson 1k. Richard P. Schifter

2. A proposal to ratify the appointment of KPMG LLP as the independent registered public accounting ?rm of American Airlines Group Inc. for the ?scal year ending December 31, 2015.

3. A proposal to consider and approve, on a non-binding, advisory basis, the compensation of American Airlines Group Inc.’s named executive of?cers as disclosed in the proxy statement.

If any other matters properly come before the 2015 Annual Meeting of Stockholders or any adjournments or postponements thereof, the persons named as proxies will vote upon those matters according to their judgment. The Board of Directors of American Airlines Group Inc. is not aware of any other business to be presented to a vote of the stockholders at the 2015 Annual Meeting of Stockholders.

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